SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 SCHEDULE 13E-3
                                  Amendment I


     Rule 13e-3 Transaction Statement (Pursuant to Section 13(e) of the Securities Exchange Act of 1934 and Rule 13e-3 (ss.240.13e-3) thereunder)


             ENEX 88-89 INCOME AND RETIREMENT FUND - SERIES 4, L.P.
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                              (Name of the Issuer)
                           ENEX RESOURCES CORPORATION
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                   (Name of Person(s) Filing Proxy Statement)

                  $500 "units" of limited partnership interests
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                         (Title of Class of Securities)

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                      (CUSIP Number of Class of Securities)

                         R. E. Densford, Vice President
                           ENEX RESOURCES CORPORATION
                                  800 Rockmead
                         Three Kingwood Place, Suite 200
                               Kingwood, TX 77339
                                 (713) 358-8401
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(Name, address and Telephone Number of Person Authorized to Receive Notices and
 Communications on Behalf of Person(s) Filing Statement)

         This statement is filed in connection with (check the appropriate box):

         a. The filing of solicitation materials or an information statement subject to Regulation 14A[17 CFR 240.14a-1 to 240.14b-1]. Regulation 14C[17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c) [ss.240.13e-
         3(c)] under the Securities Exchange Act of 1934. [Amended in Release No.34-23789 (P. 84,044), effective January 20, 1987,51 F.R.42048.]
         b.  o    The filing of a registration statement under the Securities
                  Act of 1933.
         c.  o    A tender offer.
         d.  o    None of the above.

         Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: o

         Calculation of Filing Fee

         Transaction Valuation:
         The maximum aggregate value of the transaction is $105,806 (Partnership indebtedness, which exceeds estimated fair market value of partnership assets to be sold in liquidation pursuant to plan of dissolution)

                                                           Amount of filing fee:
                                                                          $21.16


         x Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         Amount Previously Paid: $21.16
         Form or Registration No.: Schedule 14A
         Filing Party: Enex Resources Corporation
         Date Filed: April 23, 1997

                                 SCHEDULE 13E-3

                              CROSS-REFERENCE SHEET
                   Cross Reference Sheet Furnished Pursuant to
                     General Instructions of Schedule 13E-3


           Item Number and Caption           Location in Proxy Statement*


1.   Issuer and Class of Security              Cover Page;  SUMMARY;
     Subject to the Transaction                SPECIAL FACTORS;
                                               THE PROPOSAL TO DISSOLVE AND
                                               LIQUIDATE--

                                               Record Date, Voting and
                                               Security Ownership of Certain
                                               Beneficial Owners and
                                               Management


2.   Identity and Background                  Cover Page;  THE PROPOSAL TO
                                              DISSOLVE AND LIQUIDATE--Principal
                                              Executive Offices and Telephone
                                              Number;--Information Concerning
                                              the General Partner

3.   Past Contacts, Transactions
     or Negotiations                          THE PROPOSAL TO DISSOLVE
                                              AND LIQUIDATE--Record Date, Voting
                                              and Security Owner ship of Certain
                                              Beneficial Owners and Management;
                                              --Certain Transactions








4.   Terms of the Transaction                SPECIAL FACTORS; THE PROPOSAL
                                             TO DISSOLVE AND LIQUIDATE

5.   Plans or Proposals of the
      Issuer or Affiliate                    SPECIAL FACTORS; THE PROPOSAL TO
                                             DISSOLVE AND LIQUIDATE.





6.   Source and Amounts of Funds
     or Other Consideration
                                              EXPENSES OF THE PROPOSED
                                              TRANSACTIONS;  SPECIAL
                                              FACTORS--Valuation of Oil and Gas
                                              Properties; THE PROPOSAL TO
                                              DISSOLVE AND LIQUIDATE

7.   Purpose(s), Alternatives,
      Reasons and Effects
                                            SPECIAL
                                           FACTORS--Reasons for the Proposed
                                           Transactions;    --Partnership
                                           Operations and Financial Condition;
                                             --Alternatives to the Proposed
                                          Transactions;-Fairness of the Proposed
                                           Transactions; --Potential Benefits to
                                           the Partners;   --Federal Income Tax
                                           Consequences; THE PROPOSAL TO
                                           DISSOLVE AND LIQUIDATE;


8.   Fairness of the Transaction
                                          SPECIAL
                                         FACTORS--Reasons for the Proposed
                                         Transactions; --Partnership
                                         Operations and Financial Condition;
                                         --Alternatives to the Proposed
                                         Transactions;--Fairness of the Proposed
                                         Transactions;-Potential Benefits to the
                                         Partners; --Valuation of Oil and
                                         Gas Properties;--Federal Income
                                         Tax Consequences; THE PROPOSAL TO
                                         DISSOLVE AND LIQUIDATE

9.   Reports, Opinions, Appraisals
     and Certain Negotiations            SPECIAL FACTORS--Description of
                                         Property and Oil and Gas Reserves;
                                         --Valuation of Oil and Gas Properties

10. Interest in Securities of the Issuer  SUMMARY; SPECIAL FACTORS; THE
                                         PROPOSAL TO DISSOLVE AND
                                         LIQUIDATE--Record Date, Voting and
                                       Security Ownership of Certain Beneficial
                                       Owners and Management


11. Contracts, Arrangements or Understandings   Not Applicable
     with Respect to the Issuer's Securities



12. Present Intention and Recommendation of Certain
                                            SPECIAL FACTORS--Reasons for
                                            the Persons with Regard to the
                                            Transaction Proposed Transactions;
                                            --Partnership Operations and
                                            Financial Condition; --Fairness of
                                            the Proposed Transactions; THE
                                            PROPOSAL TO DISSOLVE AND LIQUIDATE

13. Other Provisions of the Transaction          THE
                                                 PROPOSAL TO DISSOLVE AND
                                                 LIQUIDATE


14. Financial Information                        Documents Incorporated by
                                                 Reference


15. Persons and Assets Employed,
    Retained or Utilized                         EXPENSES OF THE
                                                 PROPOSED TRANSACTIONS;
                                                 SPECIAL FACTORS--Potential
                                                 Benefits to the Partners


16. Additional Information                       Not Applicable

17. Material to be Filed as Exhibits             Not Applicable



*Inapplicable items and negative responses have been omitted from the Proxy Statement.

                                 SCHEDULE 13E-3


Item 1.    Issuer and Class of Security Subject to the Transaction


     (a).....................................................The  name  and  the address of each of the principal executive offices of each of the issuers (each a "Partnership" and collectively, the "Partnerships") is set forth on the front cover page of the proxy statement relating to the Partnerships filed by the general partner of each Partnership, Enex Resources Corporation ("Enex" or the "General Partner"), with the Securities and Exchange Commission pursuant to Registration 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), concurrently with the filing of this Schedule (the "Proxy Statement").


     (b) The exact title, the amount of securities outstanding of the class of security which is subject to the proposed dissolution and liquidation of each Partnership as described herein, and the approximate number of holders of each such class, is set forth under the caption "SUMMARY" in the Proxy Statement.

     (c) There is no established trading market for the securities of the Partnerships.



     (d) The Partnerships have been unable to distribute cash to their Limited Partners for the last year. There are no restrictions on the Partnerships' present or future ability to make distributions.

     (e) There have been no underwritten public offerings of limited partnership interests ("Limited Partnership Interests") in the Partnerships during the past three years.


     (f) Information with respect to the units of Limited Partnership Interest purchased by the General Partner in accordance with its annual offer to repurchase such interests, as required by the Amended Agreement of Limited Partnership of each of the Partnerships (the "Partnership Agreements") is set forth under the caption "THE PROPOSAL TO DISSOLVE AND LIQUIDATE -- Certain Transactions" in the Proxy Statement. No executive officer or director of the General Partner and no person controlling the General Partner has purchased any such units during the period indicated.

Item 2.    Identity and Background


           Information with respect to the General Partner's identity and background, including its incorporation, principal business operations, principal executive offices and the names, present principal occupation or employment, and material occupations and employments during the last 5 years of each of the General Partner's directors, executive officers and controlling shareholders is set forth under the caption "THE PROPOSAL TO DISSOLVE AND LIQUIDATE -- Information Concerning the General Partner" in the Proxy Statement.

     Enex knows of no person other than those named in the Proxy Statement who might be deemed to control Enex.

     Other than as described in the section of the Proxy Statement referenced above, during the past five years neither Enex nor any executive officer or director of Enex or any person controlling Enex has been convicted in a criminal proceeding or been a party to a civil proceeding as a result of which such person was enjoined from violating, or prohibited from activities subject to, any securities laws or found to have violated any such laws.

Item 3.    Past Contacts, Transactions or Negotiations

     (a)(1) Information regarding transactions between the Partnerships and the General Partner has been provided under the caption "THE PROPOSAL TO DISSOLVE AND LIQUIDATE -- Certain Transactions" in the Proxy Statement and is hereby incorporated by reference to Item 7 - Financial Statements and Supplemental Data to each Partnership's Annual Report on Forms 10-KSB/A and 10-KSB for the years ended December 31, 1996 and 1995, respectively. Since January 1, 1994, there have been no transactions between the Partnerships and any executive officer or director or any person controlling Enex.


     (a)(2) There have been no contacts, negotiations or transactions which have been entered into or occurred since January 1, 1994 between the General Partner, its executive officers or directors or any person controlling Enex or any of the Partnerships concerning a merger, consolidation, acquisition, tender offer, or sale of a material amount of the assets of such Partnerships. The only acquisitions of securities of the Partnerships by the General Partner during such period are detailed under the caption "THE PROPOSAL TO DISSOLVE AND LIQUIDATE -- Certain Transactions" in the Proxy Statement.


     (b) There have been no contacts or negotiations concerning the matters referred to in Item 3(a)(2) which have been entered into or have occurred since January 1, 1994 between any affiliate of any of the Partnerships or between any of the Partnerships or any of their affiliates and any person who is not affiliated with any of the Partnerships who would have a direct interest in such matters, including all directors, executive officers and persons controlling Enex.

Item 4.    Terms of the Transaction

     (a) The material terms of the proposed dissolution and liquidation of the Partnerships are described under the captions "SPECIAL FACTORS" and "THE PROPOSAL TO DISSOLVE AND LIQUIDATE" in the Proxy Statement.

     (b)   None.

Item 5.    Plans or Proposals of the Issuer or Affiliate

     (a) The proposed dissolution and liquidation of the Partnerships is described under the captions "SPECIAL FACTORS" and "THE PROPOSAL TO DISSOLVE AND LIQUIDATE" in the Proxy Statement.

     (b) The sales of the Partnerships' assets that will follow approval of the proposed dissolution and liquidation of the Partnerships is described under the caption "THE PROPOSAL TO DISSOLVE AND LIQUIDATE" in the Proxy Statement.

     (c)   None.

     (d) The Partnerships will dissolve and liquidate upon approval of the proposed dissolution and liquidation of the Partnerships described under the caption "THE PROPOSAL TO DISSOLVE AND LIQUIDATE" in the Proxy Statement.

     (e)   See the response to Item 5(d) above.

     (f) Information with respect to the termination of the registration of the Limited Partnership Interests of the Partnerships under Section 12(g) of the Exchange Act following approval of the proposed dissolution and liquidation of the Partnerships is set forth under the caption "THE PROPOSAL TO DISSOLVE AND LIQUIDATE -- General" in the Proxy Statement.

     (g) Information with respect to the termination of the Partnerships' obligations to file reports pursuant to Section 15(d) of the Exchange Act following approval of the proposed dissolution and liquidation of the Partnerships is set forth under the caption "THE PROPOSAL TO DISSOLVE AND LIQUIDATE -- General" in the Proxy Statement.


Item 6.    Source and Amounts of Funds or Other Consideration


     (a) The funds or other consideration to be received in the proposed dissolution and liquidation of the Partnerships are described under the captions "THE PROPOSAL TO DISSOLVE AND LIQUIDATE -- General" and "SPECIAL FACTORS -- Valuation of Oil and Gas Properties" in the Proxy Statement.



(b)

           An itemized statement of all expenses estimated to be incurred in connection with the proposed transactions is set forth on Table H in the Proxy Statement. Information with respect to the payment of such expenses is set forth under the caption "EXPENSES OF THE PROPOSED TRANSACTIONS" in the Proxy Statement.


     (c)   Not applicable.

     (d)   Not applicable.

Item 7.    Purpose(s), Alternatives, Reasons and Effects


     (a) The purposes for the proposed dissolution and liquidation of the Partnerships are set forth under the captions "SPECIAL FACTORS -- Proposal to Dissolve and Liquidate the Partnerships," "-- Fairness of the Proposed Transactions," "-- Partnership Operations and Financial Conditions," "-- Reasons For Proposed Transactions," "-- Potential Benefits to the Partners" and "-- Federal Income Tax Consequences" in the Proxy Statement.

     (b) Alternatives to the proposed dissolution and liquidation of the Partnerships considered by the General Partner and the reasons for their rejection are described under the captions " SPECIAL FACTORS -- Alternatives to the Proposed Transactions" in the Proxy Statement.

     (c) The reasons for the structure of the proposed dissolution and liquidation of the Partnerships and for undertaking them at this time are described under the captions " SPECIAL FACTORS," "-- Fairness of the Proposed Transactions," "-- Partnership Operations and Financial Conditions," "-- Reasons for Proposed Transactions," "-- Alternatives to the Prosposed Transactions," "-- Potential Benefits to the Partners" and "-- Federal Income Tax Consequences" in the Proxy Statement.

     (d) The effects, including the benefits and detriments, quantified to the extent practicable, of the proposed dissolution and liquidation of the Partnerships on the Partnerships, its affiliates and its unaffiliated security holders are described under the captions "THE PROPOSAL TO DISSOLVE AND LIQUIDATE--General," "SPECIAL FACTORS--Conflicts of Interest," "Fairness of the Proposed Transactions," "--Reasons for Proposed Transactions," "--Alternatives to the Prosposed Transactions," "--Potential Benefits to the Partners" and "--Federal Income Tax Consequences" in the Proxy Statement.


Item 8.    Fairness of the Transaction


     (a) Information with respect to the belief of the issuer as to the fairness of the proposed transactions is set forth under the caption "SPECIAL FACTORS -- Fairness of the Proposed Transactions." No directors dissented or abstained from such approval.

     (b) The factors upon which the belief stated in Item 8(a) are based, in order of their significance, are set forth under the caption "SPECIAL FACTORS--Fairness of the Proposed Transactions." These factors are discussed in detail under the captions "THE PROPOSAL TO DISSOLVE AND LIQUIDATE--General,"and "SPECIAL FACTORS --Partnership Operations and Financial Conditions," "--Federal Income Tax Consequences," "--Fairness of the Proposed Transactions," "--Reasons for Proposed Transactions," "--Alternatives to the Prosposed Transactions," and "--Valuations of Oil and Gas Reserves" in the Proxy Statement.


     (c) The approval of a majority of the unaffiliated security holders is not required.

     (d) No director or group of directors has retained an unaffiliated representative to act solely on behalf of the Limited Partners for the purposes of negotiating the terms of the proposed plans to dissolve and liquidate the Partnerships or to prepare a report concerning the fairness of such proposals.


     (e) Information with respect to approval of the proposed transactions by the Board of Directors of the General Partner, the majority of the directors of which are not employees of the General Partner or the Partnerships, is set forth under the caption "SPECIAL FACTORS -- Fairness of the Proposed Transactions".




     (f) No firm offer has been made by any person during the preceding 18 months regarding the merger or consolidation of any of the Partnerships, the sale or transfer of all or any substantial part of the assets of any Partnership or securities of any Partnership which would enable the holder to exercise control of such Partnerships.

Item 9.    Reports, Opinions, Appraisals and Certain Negotiations


     (a) Gruy's report on the estimated fair market values of the Partnerships' properties is described under the captions "SPECIAL FACTORS -- Description of Property and Oil and Gas Reserves" and "-- Valuation of Oil and Gas Properties" in the Proxy Statement. As noted in the response to Item 8(d), no person has been retained for the purpose of negotiating the terms of, or to prepare a report concerning the fairness to the Limited Partners of, the proposed dissolution and liquidation of the Partnerships.

     (b) Gruy's qualifications, the method of Gruy's selection, any material relationship between Gruy and the Partnerships and the General Partner which existed during the past two years or is mutually understood to be contemplated, any compensation received or to be received as a result of such relationship from the Partnerships, and a summary of Gruy's report, including but not limited to the procedures followed, the findings, the bases for and methods of arriving at such findings, instructions received from the Partnerships or the General Partner, and any limitations on the scope of Gruy's investigation imposed by the Partnerships or the General Partner are set forth under the captions "

     SPECIAL FACTORS -- Description of Property and Oil and Gas Reserves" and "-- Valuation of Oil and Gas Properties" in the Proxy Statement.

     (c) Information with respect to the availability of (i) the fair market valuation report prepared by Gruy for inspection and copying at the offices of the General Partner during regular business hours by any interested Limited Partner or his representative who has been so designated in writing and (ii) a copy of such report by mail to any interested Limited Partner or his representative upon written request is set forth under the caption "SPECIAL FACTORS -- Valuation of Oil and Gas Properties" in the Proxy Statement.



Item 10. Interest in Securities of the Issuer


     (a) The aggregate amount and percentage of Limited Partnership Interests beneficially owned as of March 31, 1997 by the General Partner, any pension, profit sharing or similar plan of the General Partner (the Partnerships have no such plans) and, after reasonable inquiry, each executive officer and director of the General Partner, each person controlling the General Partner, and each associate or majority owned subsidiary of the General Partner (the Partnerships have no subsidiaries) are set forth under the captions "SUMMARY" and "THE PROPOSAL TO DISSOLVE
     AND LIQUIDATE -- Record Date, Voting and Security Ownership of Certain Beneficial Owners and Management" in the Proxy Statement.

     (b) Information with respect to purchases by the General Partner of Limited Partnership Interests in accordance with its annual purchase offer, as required by the Partnership Agreements, during the past 60 days is set forth under the caption "THE PROPOSAL TO DISSOLVE AND LIQUIDATE -- Certain Transactions" in the Proxy Statement. No other person purchased any Partnership securities during the past 60 days.

     Item 11. Contracts, Arrangements or

Understandings
           with Respect to the Issuer's Securities


     There are no other contracts, arrangements, understandings or relationships in connection with the proposal to dissolve and liquidate the Partnerships between the General Partner, any executive officer or director of the General Partner or any person controlling the General Partner, and any person with respect to any securities of the Partnerships. Information with respect to the provisions of the Partnership Agreement of each Partnership relating to dissolution and liquidation of the Partnerships is set forth under the caption "THE PROPOSAL TO DISSOLVE AND LIQUIDATE -- General" in the Proxy Statement.


Item 12. Present Intention and Recommendation of Certain
           Persons with Regard to the Transaction


     (a) No securities of any of the Partnerships are to be tendered or sold in connection with the proposed dissolution and liquidation of the Partnerships. To the extent known to the General Partner, the General Partner and each executive officer, director and other affiliate of the General Partner who owns or hold any securities of the Partnerships or proxies to vote securities of the Partnerships intends to vote such securities in the manner set forth under the caption "THE PROPOSAL TO DISSOLVE AND LIQUIDATE -- Record Date, Voting and Security Ownership of Certain Beneficial Owners and Management" in the Proxy Statement. The reasons therefor are set forth under the captions "THE PROPOSAL TO DISSOLVE AND LIQUIDATE -- General," and "SPECIAL FACTORS -- Partnership Operations and Financial Conditions" "-- Alternatives to the Prosposed Transactions," and "-- Reasons for the Proposed Transaction" in the Proxy Statement.

     (b) The Board of Directors of the General Partner has recommended that the Limited Partners vote in favor of the proposed dissolution and liquidation of the Partnerships for the reasons set forth under the captions "THE PROPOSAL TO DISSOLVE AND LIQUIDATE -- General," "SPECIAL FACTORS -- Partnership Operations and Financial Conditions," "-- Fairness of the Proposed Transactions" "-- Alternatives to the Prosposed Transactions," and "-- Reasons for the Proposed Transaction" in the Proxy Statement.

     The General Partner has no knowledge after making reasonable inquiry as to whether or not any of its executive officers or affiliates has made a recommendation in support of or opposed to the proposed dissolution and liquidation of the Partnership.


Item 13. Other Provisions of the Transaction

     (a) Limited Partners will not have, nor be entitled to, any dissenters' or appraisal rights with respect to the proposals under the Partnership Agreements or under applicable law (the New Jersey Revised Uniform Limited Partnership Act (the "Act"), and none will be provided voluntarily by the Partnerships or the General Partner. Generally, in the absence of a breach of the General Partner's fiduciary duty (i.e., to act fairly and in the best interests of the Partnerships and their Limited Partners), Limited Partners who object to the proposed dissolution and liquidation will have no remedy available to them under state law or under the Partnership Agreements if the percentage of Units needed to approve the proposal vote in favor of the proposal. Such Limited Partners will have the same rights to the assets of the Partnership as all other Limited Partners as described under the caption "THE PROPOSAL TO DISSOLVE AND LIQUIDATE" in the Proxy Statement.


     (b) Information with respect to Partnership records and other information that each Partnership is required to keep at its principal office and make available to the Limited Partners is
                                        set forth under the caption "THE
                                        PROPOSAL TO DISSOLVE AND LIQUIDATE  --
                                        Information Concerning the Partnerships" in the Proxy Statement.

     No provision has been made by the Partnerships or the General Partner to allow unaffiliated security holders to obtain access to the corporate files of the General Partner or to obtain counsel or appraisal services at the expense of the Partnerships or the General Partner. As described under the caption " THE PROPOSAL TO DISSOLVE AND LIQUIDATE" in the Proxy Statement, the General Partner will be preparing a bid package concerning the Partnerships' properties which will be made available to interested Limited Partners.


     (c)   Not applicable.

Item 14. Financial Information

     (a) This financial information required by this Item appears in the following documents which have been filed by each Partnership under the Exchange Act:

           (1) Each Partnership's Annual Report on Form 10-KSB/A for the year ended December 31, 1996, copies of which accompany the Proxy Statement; and

           (2) Each Partnership's Quarterly Report on Form 10-QSB/A for the fiscal quarter ended March 31, 1997, copies of which accompany the Proxy Statement.

     This Item 14 specifically incorporates herein by reference the information set forth in the following sections contained in each Partnership's Annual Report on Form 10-KSB: Item 7-Financial Statements and Supplementary Data. The following sections of the Quarterly Reports on Form 10-QSB/A are specifically incorporated herein by reference: Item 1 - Financial Statements (unaudited).

     (b)   Pro forma data has been omitted because it is not material.

Item 15. Persons and Assets Employed, Retained or Utilized


     (a) The Partnerships have no officers or employees. Information with respect to the purposes for which certain directors, officers and employees of the General Partner, not especially employed for this purpose, may be used in connection with the proposed dissolution and liquidation of the Partnerships, without additional remuneration therefor, is set forth under the caption "EXPENSES OF THE PROPOSED TRANSACTIONS" in the Proxy Statement. Information with respect to the General Partner's plans for any Partnership properties it may purchase in connection with the


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     proposed  transactions is set forth under the caption  "SPECIAL  FACTORS --
     Potential Benefits to the Partners -- to the General Partner" in the Proxy Statement.



     (b) No person other than one described in the response to Item 15(a) has been or will be retained or compensated to make solicitations or
     recommendations   in   connection   with  the  proposed   dissolution   and
     liquidation.

Item 16. Additional Information

     Additional information regarding the proposed dissolution and liquidation is set forth in the Proxy Statement. To the General Partner's knowledge, no such additional information or any other information is necessary to make the statements herein, in light of the circumstances under which they are made, not materially misleading.

Item 17. Material to be Filed as Exhibits

     (a)   Not applicable

     (b) The fair market valuation reports prepared by Gruy are filed herewith as Exhibit 1.

     (c)   Not applicable.

     (d)   Not applicable.


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


     (e)   Not applicable.

     (f)   Not applicable.



                                     By Order of the Board of Directors
                                               of the General Partner


                                     /s/ R. E. Densford
                                     ROBERT E. DENSFORD
                                     Vice President-Finance,
                                     Secretary and Treasurer


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